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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Wilsons The Leather Experts Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WILSONS THE LEATHER EXPERTS INC.
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.
This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.
WILSONS THE LEATHER EXPERTS INC.
7401 BOONE AVENUE NORTH
BROOKLYN PARK, MN 55428
Shareholder Meeting to be held on 06/05/08

Proxy Material Available
•	Notice and Proxy Statement
•	Annual Report on Form 10-K

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material Online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery please make the request as instructed below on or before 05/22/08.

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number (located on the following page) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1)	BY INTERNET- www.proxyvote.com
2)	BY TELEPHONE - 1-800-579-1639
3)	BY E-MAIL* - sendmaterial@proxyvote.com
*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Voting items

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.	Election of Class III directors:

Nominees:

	01)	Gail A. Cottle
	02)	Bradley K. Johnson

2.	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending January 31, 2009.

Meeting Information

Meeting Type: Annual
Meeting Date: 06/05/08
Meeting Time: 10:00 A.M. CDT
For holders as of: 04/07/08

Meeting Location:

Wilsons Leather
7401 Boone Avenue North
Brooklyn Park, MN 55428

Meeting Directions:

For Meeting Directions Please Call:
763-391-4000

How To Vote

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to
WWW.PROXYVOTE.COM

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.